Funding facilities (Details)	12 Months Ended
Feb. 28, 2021
Disclosure of interest in funds [text block] [Abstract]
Description of funding facilities	Cartrack Proprietary Limited (“CTSA”) has entered into funding agreements with The Standard Bank South Africa Limited (“SBSA”) and Mercantile Bank, a division of Capitec Bank Limited (“Mercantile”) as follows: The SBSA facility comprises a ZAR925 million revolving credit funding facility (“the Loan”), of which ZAR75 million is committed and ZAR850 million is uncommitted. The final repayment date of the Loan is three years from the commencement date. Interest is levied at a rate of 3 months Johannesburg Interbank Average Rate (‘JIBAR’) plus margin. A guarantee has been provided by Cartrack and Cartrack Manufacturing Proprietary Limited (“CTM”). Security has been provided by Cartrack Holdings Limited, CTSA and CTM in the form of a pledge and cession of certain rights in favour of the lender, including shares held in South African entities, all claims, bank accounts, cash and cash equivalent investments, intellectual property, insurance policies and insurance proceeds. As at February 28, 2021 no amounts were utilized. The Mercantile facility comprises an unsecured short term overdraft facility of ZAR75 million at the bank’s prime lending rate of 7% per annum. No security is provided on this facility. As at February 28, 2021 ZAR28.8 million was utilized.